                               CAPROCK OWNERS AGREEMENT

     AGREEMENT, dated February ___, 1998 (this "Agreement"), is entered into by and among IWL Communications, Incorporated, a Texas corporation ("IWL"), CapRock Systems, Inc., the general partner (the "General Partner") of CapRock Fiber Network, Ltd., a Texas limited partnership (the "Partnership"), and each of the other parties signatory hereto, each of whom is a shareholder in CapRock Communications Corp., a Texas corporation ("CapRock"), and/or a limited partner (or will become a limited partner) in the Partnership (including the General Partner, each an "Owner" and, collectively, the "Owners").

                                     WITNESSETH:

     WHEREAS, concurrently herewith, CapRock, the Partnership, IWL, IWL Holdings Corp., a Texas corporation and a direct wholly-owned subsidiary of IWL ("Holdings"), IWL Acquisition Corp., a Texas corporation and a wholly-owned subsidiary of Holdings ("I-Sub"), and CapRock Acquisition Corp., a Texas corporation and a wholly-owned subsidiary of Holdings ("C-Sub"), are entering into an Agreement and Plan of Merger and Plan of Exchange (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement) pursuant to which, among other things, I-Sub will be merged with and into IWL (the "Company Merger"), C-Sub will be merged with and into CapRock (the "CapRock Merger" and, together with the Company Merger, the "Mergers"), and all of the issued and outstanding partnership interests in the Partnership will be exchanged for shares of Holdings Common Stock (the "Interest Exchange");

     WHEREAS, each of the Owners Beneficially Owns (as defined herein) or will Beneficially Own the number of shares of common stock, par value $0.01 per share, of CapRock (the "Shares" or "Company Common Stock") and the percentage limited partnership interest in the Partnership (the "Interests"), in each case as set forth opposite such Owner's name on Schedule I hereto;

     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, IWL has required that the Owners agree, and the Owners have agreed, to enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

     1. PROVISIONS CONCERNING CAPROCK COMMON STOCK AND THE INTERESTS. Each Owner hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of CapRock Common Stock or of the holders of Interests, however called, or in connection with any written consent of the holders of CapRock Common Stock or of the holders of Interests, such Owner shall vote (or cause to be voted) the Shares and/or Interests Beneficially Owned by such Owner, whether heretofore owned or hereafter acquired (and, if applicable, shall grant any required consents under the limited partnership agreement of the Partnership), (i) in favor of approval of the CapRock Merger and the Interest Exchange, in each case on the terms and subject to the conditions set forth in the Merger Agreement, the Merger Agreement, and any actions required in furtherance thereof and hereof, including without limitation the issuance of shares of Holding Common Stock in connection with the Mergers; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of CapRock or the Partnership under the Merger Agreement (after giving effect to any materiality or similar qualifications contained therein) and (iii) except to the extent the action is not prohibited to be taken by CapRock or the Partnership under the Merger Agreement or as otherwise agreed to in writing in advance by IWL against any action which is intended, or could reasonably be expected, to impede, interfere with, materially delay or postpone, or materially adversely affect the CapRock Merger, the Interest Exchange and the transactions contemplated by this Agreement and the Merger Agreement. Such Owner shall not enter into any agreement or understanding with any Person (as defined below) the effect of which would be inconsistent with, or which would violate, the provisions and agreements contained in Section 1 or 2 hereof.
For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" or any derivation thereof with respect to any securities shall mean having or being a Person who has "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act. For purposes of this Agreement, "Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity.

     2. REPRESENTATIONS AND WARRANTIES. Each Owner hereby represents and warrants to IWL as follows:

     (a) OWNERSHIP OF SHARES AND INTERESTS. Such Owner is (or will, prior to the Effective Time (as defined in the Merger Agreement), be) the Beneficial Owner of the number of Shares and/or the percentage Interest, as applicable, set forth opposite such Owner's name on Schedule I hereto free and clear of all liens, claims and encumbrances, and on the date hereof, such Shares and/or Interests constitute all of the Shares and/or Interests Beneficially Owned by such Owners. Such Owner has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares and/or Interests set forth opposite such Owner's name on Schedule I hereto, with no limitation, qualification or restriction on such rights or agreement to exercise those rights in a certain manner or as directed by any other Person, except as indicated on Schedule I.

     (b) POWER; BINDING AGREEMENT. Such Owner has the legal capacity, power and authority to enter into and perform all of such Owner's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Owner will not violate any other agreement to which such Owner is a party including, without limitation, any partnership agreement, voting agreement, shareholder agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Owner and constitutes a valid and binding agreement of such Owner, enforceable against such Owner in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such

Owner is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Owner of the transactions contemplated hereby. If such Owner is married and such Owner's Shares and/or Interests constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Owner's spouse, enforceable against such person in accordance with its terms.

     (c) NO CONFLICTS. (A) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Owner and the consummation by such Owner of the transactions contemplated hereby and (B) none of the execution and delivery of this Agreement by such Owner, the consummation by such Owner of the transactions contemplated hereby or compliance by such Owner with any of the provisions hereof will (1) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Owner is a party or by which such Owner or any of such Owner's properties or assets may be bound, or
(2) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Owner or any of such Owner's properties or assets.

     (d) RELIANCE BY IWL. Such Owner understands and acknowledges that IWL is entering into the Merger Agreement in reliance upon such Owner's execution and delivery of this Agreement.

     3.   RESTRICTION ON TRANSFER AND PROXIES.

     (a) Each Owner hereby agrees that during the period commencing thirty days prior to the Effective Time and continuing until the first to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, such Owner shall not, directly or indirectly, except as contemplated by the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (collectively, "Transfer"), any or all of such Owner's Shares and/or Interests or, in either case, any interest therein. In addition, each Owner hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, such Owner shall not, directly or indirectly: (i) grant any proxy or power of attorney, deposit any Shares or Interests into a voting trust or enter into a voting agreement with respect to any Shares or Interests or otherwise agree to vote any of the Shares or Interests in a manner other than as set forth herein; or (ii) take any action that would make any representation or warranty of such Owner contained herein untrue or incorrect or have the effect of preventing or disabling such Owner from performing such Owner's obligations under this Agreement.

     (b) Notwithstanding the provisions of paragraph (a)(i) above, a Transfer shall not include (A) with respect to any Owner, a Transfer of Shares to any other Owner who owns Shares or a Transfer of Interests to any other Owner who holds Interests, (B) with respect to any Owner that is an individual, a Transfer to (1) a sibling, ancestor or descendant, spouse of any of the foregoing, spouse of such Owner, or descendants of any of the foregoing or (2) any trust or family partnership for the primary benefit of such Owner or any Persons described in clause (1); or (C) with respect to any Owner that is a trust or family partnership, the beneficiaries or partners of the trust or family partnership or another trust or family partnership established for the primary benefit of such beneficiaries or partners; provided, however, that any Transfer under this Section 3(b)(B) or (C) shall be void unless the transferee executes a copy of this Agreement.

     4. FURTHER ASSURANCES. From time to time, at the other party's reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     5. RESTRICTIVE LEGEND. Upon the request of IWL, the certificates representing any of such Shareholder's Shares shall be stamped with the following legend:

          "The securities represented by this certificate, including certain voting rights with respect thereto, are subject to the terms of an Owners Agreement, dated February __, 1998, among IWL Communications, Incorporated, CapRock Systems, Inc., and the other parties listed on the signature pages thereto, a copy of which is on file in the principal office of the Issuer."

     6. TERMINATION. Except as otherwise provided herein, the covenants and agreements contained herein with respect to the Shares and the Interests shall terminate upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time.

     7. SHAREHOLDER CAPACITY. No person executing this Agreement who is or becomes during the term hereof a director of CapRock makes any agreement or understanding herein in his or her capacity as such director. Each Owner signs solely in his or her capacity as the record and/or Beneficial Owner of such Shareholder's Shares and/or Interests.

     8. CONFIDENTIALITY. The Owners recognize that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Owner hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such Owner's counsel and advisors, if any) without the prior written consent of IWL, except for disclosures such Owner's counsel advises are necessary in order to fulfill such Owner's obligations imposed by law, in which event such Owner shall give notice of such disclosure to IWL, as promptly as practicable so as to enable IWL to seek a protective order from a court of competent jurisdiction with respect thereto.

     9. AUTHORITY RELATIVE TO THIS AGREEMENT. IWL has the necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by IWL and the consummation by IWL of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of IWL. This

Agreement has been duly executed and delivered by IWL and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes a legal, valid and binding obligation of IWL, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity.

     10.  MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. At the Effective Time, any shareholders agreements among any of the parties hereto, including that certain Stockholders Agreement, dated as of January 13, 1992, shall terminate and be of no further force or effect. However, in the event the Effective Time does not occur, then all of such shareholders agreements shall remain in full force and effect in accordance with their respective terms and shall not be changed or modified in any respect by this Agreement.

     (b) CERTAIN EVENTS. Each Owner agrees that this Agreement and the obligations hereunder shall attach to such Owner's Shares and/or Interests and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares and/or Interests shall pass, whether by operation of law or otherwise, including, without limitation, such Owner's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares and/or Interests, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

     (c) ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto.

     (d) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, with respect to any one or more Owners, except upon the execution and delivery of a written agreement executed by the relevant parties hereto.

     (3) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegrams telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

If to any Owner:         At the addresses set forth
                         on Schedule I hereto
with a copy to:          Hughes & Luce, L.L.P.
                         1717 Main Street, Suite 2800
                         Dallas, Texas  75201
                         Telephone:     (214) 939-5590
                         Facsimile:     (214) 939-6100
                         Attention:     Dudley W. Murrey, Esq.

If to IWL:               IWL Communications, Incorporated
                         12000 Aerospace Avenue, Suite 200
                         Houston, Texas  77034
                         Telephone:     (281) 482-0289
                         Facsimile:     (281) 929-1004
                         Attention:     Ignatius W. Leonards

with a copy to:          Munsch Hardt Kopf Harr & Dinan, P.C.
                         1445 Ross Avenue
                         4000 Fountain Place
                         Dallas, Texas  75202
                         Telephone:     (214) 855-7500
                         Facsimile:     (214) 855-7584
                         Attention:     A. Michael Hainsfurther, Esq. and
                                        Mark A. Kopidlansky, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     (f) SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any prevision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     (g) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     (h) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     (i) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (j) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

     (k) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

     (l) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

     (m) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     (n) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement. In addition, notwithstanding nothing to the contrary contained herein, this Agreement shall become effective and binding upon all signatories hereto at the time counterpart signature pages have been executed by IWL, the General Partner and Owners who own at least a majority of the issued and outstanding Shares of CapRock as of the date hereof (and so long as such majority of Owners sign this Agreement, the failure of one or more other Owners to sign this Agreement shall not affect its effectiveness, and this Agreement shall still be binding upon those Owners and other parties who do sign this Agreement, including any Owners who sign this Agreement after the date hereof).

     (o) WAIVER OF PREEMPTIVE RIGHTS. Each Owner who currently Beneficially Owns, or at any time since the incorporation of CapRock has ever Beneficially Owned, any shares of Company Common Stock hereby waives any preemptive rights such Owner had or may have had with respect to any and all issuances at any time since the incorporaton of CapRock of shares of Company Common Stock, and hereby releases and discharges any claims against CapRock or IWL (or their respective successors) and any other Owners arising therefrom.

     IN WITNESS WHEREOF, IWL, the General Partner, and each other Owner have caused this Agreement to be duly executed as of the day and year first above written.



IWL COMMUNICATIONS, INCORPORATED


                                       By:
                                          ---------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

                                       CAPROCK SYSTEMS, INC.


                                       By:
                                          ---------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------


                                       ------------------------------------
                                       Jere W. Thompson, Sr.

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Jere W. Thompson, Jr.

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Mark Langdale

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Scott Roberts

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Tim Rogers

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Tim Terrell

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Michael D. Thompson

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Patrick J. Thompson

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Margaret T. Nelson

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Kimberly T. Thornton

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Christopher D. Thompson

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       David E. Thompson

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Joe C. Thompson, Jr.

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Margaret Thompson

                                       ------------------------------------
                                       Spouse

                                       ------------------------------------
                                       Dan B. Jones

                                       ------------------------------------
                                       Spouse

                                       THE FLORIDA COMPANY


                                       By:
                                          ---------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------


                                       THE HAYDEN COMPANY


                                       By:
                                          ---------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

                                       CAPROCK INVESTORS


                                       By:
                                          ---------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------


                                       THE WILLIAMSBURG CORPORATION


                                       By:
                                          ---------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

                                  SCHEDULE I TO
                                 OWNERS AGREEMENT

                                Number of Shares
  Name and Address                Beneficially              Percentage Interests
      of Owner                       Owned                   Beneficially Owned
  ----------------              ----------------            ---------------------
 CapRock Systems, Inc.                --             1.72375% general partner interest

 Scott Roberts                     1,611,834                 --

 Tim Rogers                        1,611,834                 --

 Tim Terrell                       1,611,834                 --

 CapRock Investors                 4,835,527                 --

 The Williamsburg Corporation       727,925                  --

 Michael D. Thompson                                 1.14597% limited partner interest

 Patrick J. Thompson                                 1.14597% limited partner interest

 Margaret T. Nelson                                  1.14597% limited partner interest

 Kimberly T. Thornton                                1.14597% limited partner interest

 Christopher D. Thompson                             1.14597% limited partner interest

 David E. Thompson                                   1.14597% limited partner interest

 The Florida Company                                 1.97246% limited partner interest

 Joe C. Thompson, Jr.                                1.97246% limited partner interest

 The Hayden Company                                  3.94493% limited partner interest

 Margaret Thompson                                   4.58389% limited partner interest

 Jere W. Thompson, Sr.                               6.55635% limited partner interest

 Mark Langdale                                      38.99919% limited partner interest

 Jere W. Thompson, Jr.                              31.87113% limited partner interest

 Dan B. Jones (1)                                    1.50000% limited partner interest


c/o: CapRock Communications Corp.
     Two Galleria Tower, Suite 1925
     13455 Noel Road
     Dallas, Texas  75240-6638
     Telephone:     (972) 788-4800
     Facsimile:     (972) 788-4243
     Attention:     Jere W.  Thompson, Jr.

-------------
     (1) On or prior to the execution of this Agreement, Dan B. Jones will receive an aggregate of a 1.50% limited partner interest in the Partnership pro rata from each of the existing partners pursuant to an existing subscription agreement between Mr. Jones and the Company.